Award Timing Disclosure	12 Months Ended
Dec. 31, 2024 USD ($) $ / shares
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

As a matter of practice, we do not grant stock options or other equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock. We also do not time the public release of material nonpublic information based on stock option grant dates. Stock option grants to our employees, including our executive officers, are generally made annually on the date of the board of directors meeting that is held during the first quarter of each year, and the grants are effective on such date. The date of such meeting is generally scheduled in advance and is not expected to be within four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Current Report on Form 8-K that discloses material nonpublic information.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false
Awards Close in Time to MNPI Disclosures, Table

Named Executive Officer	Grant date	Number of securities underlying the award	Exercise price of the award (per share)	Grant date fair value of the award

Percentage change in the market price of the underlying securities between the closing market price of the security one trading day prior to and the trading day beginning immediately following the disclosure of material nonpublic information

Mary Kay Fenton	4/29/2024	200,000	$27.12	$3,598,260	6.76%

Mary Kay Fenton [Member]
Awards Close in Time to MNPI Disclosures
Name	Mary Kay Fenton
Underlying Securities	200,000
Exercise Price | $ / shares	$ 27.12
Fair Value as of Grant Date	$ 3,598,260,000
Underlying Security Market Price Change	0.0676